Exhibit 99.1

Cycurion, Inc. Announces $6 Million Contract Award by Major Municipal Transportation Agency

Award demonstrates Cycurion’s growth in public, transportation sector through comprehensive IT and cybersecurity services offering

McLean, VA – April 29, 2025 – Cycurion (Nasdaq: CYCU) (“Cycurion” or the “Company”), a trusted leader in IT cybersecurity solutions and AI, announces it has been awarded a $6 million contract by a major municipal transportation agency. Under this contract, Cycurion will deliver a wide range of professional consulting services, including Audit and Cybersecurity Services, Organizational Change Management Consulting, Data Analytics, and Information Technology Services. The Scope of Work also potentially includes the integration of Cycurion’s proprietary ARx platform to further enhance operational and cybersecurity capabilities.

Cycurion brings extensive transportation sector expertise, combined with a strong track record in defining and measuring organizational performance to address deficiencies. Specific services provided will include Risk and Vulnerability Assessments, Regulatory Compliance Analysis, Enterprise Cybersecurity Strategy Development, Testing, and Vulnerability Management.

“The contract with this major municipal transportation agency demonstrates the utility of our full range of capabilities within the municipal transportation sector, and represents an important expansion into that vertical,” said L. Kevin Kelly, CEO of Cycurion. “This award further highlights our strategic growth and ongoing commitment to helping our clients manage risk, drive innovation, and achieve operational excellence. We look forward to leveraging our full team’s broad resources and deep industry expertise to deliver best-in-class solutions.”

Cycurion continues to drive its overarching strategy to expand its presence among the broader public sector services market – including that of transportation – along with the broadening of its service offerings to include higher value IT and leading cybersecurity services.

About Cycurion

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies, Cloudburst Security, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients with a commitment to securing the digital future.

Forward Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Many factors could cause Cycurion’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements described in this press release, including words such as “continue”, “expect”, “intend”, “will”, “hope”, “should”, “would”, “may”, “potential”, and other similar expressions. Such factors could include, among others, those detailed in its Registration Statement on Form S-4 and in its Annual Report on Form 10-K, each as filed with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties materialize, or should the assumptions set out in the section entitled “Risk Factors” in those filings with the SEC underlying those forward-looking statements prove incorrect, actual results may vary materially from those described herein. These forward-looking statements are made as of the date of this press release and Cycurion does not intend, and does not assume any obligation, to update these forward-looking statements, except as required by law. Cycurion cannot assure that such statements will prove to be accurate as actual results, and future events could differ materially from those anticipated in such statements. Individuals are cautioned that forward-looking statements are not guarantees of future performance and, accordingly, investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein.

Investor Contact:
CORE IR
investors@cycurion.com

Media Contact:
Phone: (703) 555-0123
Email: media@cycurion.com